FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 29, 1998

                Date of Earliest Event Reported: October 20, 1998


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

             VIRGINIA                                    54-1387365
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000




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ITEM 5: OTHER EVENTS

On October 20, 1998, Dollar Tree Stores, Inc., Dollar Tree West, Inc. and Step Ahead Investments, Inc. entered into an Amendment to the Merger Agreement among the parties executed on July 22, 1998. The full text of the Amendment is attached as Exhibit 2.1 hereto.

On October 21, 1998, Dollar Tree Stores, Inc. issued a press release which contains information regarding net earnings for the quarter ended September 30, 1998. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

         (c) Exhibits

Exhibit #     Description

2.1 Amendment to the Merger Agreement dated October 20, 1998 by and among Dollar Tree Stores, Inc., Dollar Tree West, Inc., and Step Ahead Investments, Inc.

99.1 Dollar Tree Stores, Inc.'s press release regarding net earnings for the quarter ended September 30, 1998.


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                           SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: October 29, 1998


                                      DOLLAR TREE STORES, INC.



                                      By: /s/ Frederick C. Coble
                                         ----------------------------------
                                               Frederick C. Coble
                                               Senior Vice President, CFO


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